UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 8, 2014

Dover Saddlery, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51624	04-3438294
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

525 Great Road, P.O. Box 1100, Littleton, Massachusetts		01460
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	978-952-8062

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On May 8, 2014, Dover Saddlery, Inc. (the "registrant") issued a press release reporting on its results of operations for the first quarter ended March 31, 2014. A copy of that press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The press release includes references to Adjusted EBITDA, a non-GAAP financial measure that management uses in its analysis of the registrant’s performance and ongoing operations. Reconciliation to the most directly comparable GAAP measure is included in the financial statements portion of the press release. The registrant presents Adjusted EBITDA because registrant considers it an important measure of its performance, and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in registrant's industry.

Item 7.01 Regulation FD Disclosure.

On May 8, 2014, Dover Saddlery, Inc. (the "registrant") issued a press release reporting on its results of operations for the first quarter ended March 31, 2014. A copy of that press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The press release includes references to Adjusted EBITDA, a non-GAAP financial measure that management uses in its analysis of the registrant’s performance and ongoing operations. Reconciliation to the most directly comparable GAAP measure is included in the financial statements portion of the press release. The registrant presents Adjusted EBITDA because registrant considers it an important measure of its performance, and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in registrant's industry.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 May 8, 2014 Press Release

The information and exhibits submitted in this Report are and shall be deemed to furnished to the Securities and Exchange Commission, and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

The press release attached as Exhbit 99.1 to this Report includes "forward-looking statements" within the meaning of section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including without limitation statements made about the Company’s business outlook for fiscal 2014, the prospects for overall revenue growth, expense ratios, growth in the retail channel, profitability, and the opening of new stores. All statements other than statements of historical fact included in this press release regarding the company’s strategies, plans, objectives, expectations, and future operating results are forward-looking statements. Although the registrant believes that the expectations reflected in such forward-looking statements are reasonable at this time, it can give no assurance that such expectations will prove to have been correct. Actual results could differ materially based upon a number of factors including those identified in the press release.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dover Saddlery, Inc.

May 8, 2014	By:	/s/ David R. Pearce

Name: David R. Pearce
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	May 8, 2014 Press Release